The Dow Chemical Company Midland, Michigan 48674

Supplement to Notice of the Annual Meeting and Proxy Statement

Annual Meeting

This Supplement provides updated information with respect to the 2007 Annual Meeting of Stockholders of The Dow Chemical Company (the “Meeting”) to be held on Thursday, May 10, 2007, at 10:00 a.m., Eastern Daylight Time, at the Midland Center for the Arts, 1801 West St. Andrews, Midland, Michigan, for the purposes set forth in the Notice of the Annual Meeting of Stockholders dated March 23, 2007 (the “Notice”).

The Notice, proxy statement dated March 23, 2007 (the “Proxy Statement”) and proxy voting form were mailed on or about March 23, 2007 to all stockholders entitled to vote at the Meeting.  This Supplement is being mailed on or about April 19, 2007 to all stockholders entitled to vote at the Meeting.  Except as specifically amended or supplemented by the information contained in this Supplement, all information set forth in the Proxy Statement remains accurate and should be considered in voting your shares.

Change in Candidates Nominated by the Board of Directors for Election as Directors at the Meeting

Your Board of Directors, acting upon the recommendation of the Governance Committee of the Board of Directors, has authorized a revised slate of nominees for election to the Company’s Board of Directors at the Meeting.  As discussed further below, the revised list of nominees approved by the Board of Directors comprises each of the current Directors other than Mr. J. Pedro Reinhard.  Further information on the eleven (11) nominees is provided below and in the Proxy Statement.  In addition, upon the recommendation of the Governance Committee, the Board of Directors approved reducing the size of the Company’s Board of Directors to eleven (11) directors, from the current twelve (12) directors, effective as of the Meeting.

This Supplement does not modify, amend, supplement or otherwise affect any matter presented for consideration in the Proxy Statement other than the election of directors.

Voting; Revocability of Proxies

If you have already returned your proxy voting form, you do not need to submit a new form unless you wish to change your vote.  Proxy voting forms already returned by stockholders will remain valid and will be voted at the Meeting unless revoked.  Shares represented by proxy voting forms returned before the Meeting will be voted for the Directors nominated by the Board of Directors as instructed on the form, except that votes will not be cast for Mr. Reinhard because he is no longer nominated by the Board of Directors.

If you have not yet returned your proxy voting form, please vote as soon as possible.  You may use the proxy voting form enclosed with this Supplement, which reflects the revised nominees of the Board of Directors.  Stockholders may revoke any previously delivered voting proxy at any time before it is voted at the Meeting by sending a written revocation, by submitting another proxy voting form with a later date, by attending the Meeting and voting in person or, in the case of stockholders whose shares are voted through a bank or broker, by contacting the bank or brokerage firm.

Election of Directors

Agenda Item 1 for the Meeting consists of the election of Directors, to serve for a one-year term that expires at the Annual Meeting in 2008, and until their successors are elected and qualified.  The candidates nominated by the Board of Directors consist of all of the nominees identified in the Proxy Statement, with the exception of Mr. J. Pedro Reinhard.  On April 12, 2007, we announced that we had terminated Mr. Reinhard’s employment with the Company because he violated our Code of Conduct by engaging in unauthorized discussions with third parties about the potential acquisition of Dow.  Because Mr. Reinhard is no longer nominated to serve as a Director, shares represented by proxy voting forms received by the Company will be voted for the remaining eleven nominees as instructed on the form and will not be voted for Mr. Reinhard.  The following are the Board of Directors’ nominees for election as Directors:

Name	Director Since
Arnold A. Allemang	1996
Jacqueline K. Barton	1993
James A. Bell	2005
Jeff M. Fettig	2003
Barbara Hackman Franklin	1980-1992;1993
John B. Hess	2006
Andrew N. Liveris	2004
Geoffery E. Merszei	2005
James M. Ringler	2001
Ruth G. Shaw	2005
Paul G. Stern	1992

Biographical information with respect to all nominees and share ownership information with respect to all nominees is set forth in the Proxy Statement under the captions “CANDIDATES FOR ELECTION AS DIRECTOR” and “BENEFICIAL OWNERSHIP OF COMPANY STOCK”.

Other Matters

None of the other agenda items presented in the Proxy Statement are affected by this Supplement, and you should carefully review the Proxy Statement prior to voting your shares.  The Company knows of no matters to be submitted to the Meeting other than those presented in the Proxy Statement, as amended and supplemented by this Supplement.  If any other matters properly come before the Meeting, it is the intention of the persons named in the enclosed proxy voting form to vote the shares they represent in accordance with their best judgment on each of such matters.

BY ORDER OF THE BOARD OF DIRECTORS

Charles J. Kalil
Senior Vice President,	Midland, Michigan
General Counsel and Corporate Secretary	April 19, 2007

2

Your Vote is Important Vote by Internet / Telephone
	The Dow Chemical Company			24 Hours a Day, 7 Days a Week

	VOTE BY INTERNET			VOTE BY TELEPHONE

	https://www.proxypush.com/dow			1-866-430-8289

Within U.S. and Canada only

•	Have your proxy card ready		•	Have your proxy card ready

•	Go to the website address listed above.		•	Use any touch-tone telephone.
OR
•	Follow the simple instructions that appear on your computer screen.		•	Follow the simple recorded instructions.

Your 2007 Annual Meeting materials are enclosed and may be found on: www.DowGovernance.com

If you vote on the Internet or by telephone, do not mail this card.

The Board of Directors recommends a vote FOR Agenda Items 1, 2 and 3 and AGAINST Agenda Items 4, 5, 6 and 7 below.

DETACH PROXY CARD HERE IF YOU ARE NOT VOTING BY INTERNET OR TELEPHONE

			/x/		Please mark votes as in this example.
1.	Election of 11 Directors:
FOR ALL	/ /	WITHHOLD FOR ALL	/ /	EXCEPTIONS	/ /			THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR AGENDA ITEMS 1, 2 AND 3 AND AGAINST AGENDA ITEMS 4, 5, 6 AND 7.

										FOR	AGAINST	ABSTAIN

Nominees:	01—Arnold A. Allemang, 02—Jacqueline K. Barton, 03—James A. Bell, 04—Jeff M. Fettig,
	05—Barbara H. Franklin, 06—John B. Hess, 07—Andrew N. Liveris, 08—Geoffery E. Merszei,							5.	Stockholder Proposal on Genetically	/ /	/ /	/ /
	09—WITHDRAWN, 10—James M. Ringler, 11—Ruth G. Shaw, 12—Paul G. Stern.								Engineered Seed.

INSTRUCTIONS: To withhold authority to vote for any individual nominee, strike a line through that nominee's name and check the "Exceptions" box above.)								6.	Stockholder Proposal on	/ /	/ /	/ /
Environmental
Remediation in the
Midland Area.

					FOR	AGAINST	ABSTAIN	7.	Stockholder	/ /	/ /	/ /
Proposal on
Chemicals with
Links to Respiratory
Problems.
2.	Ratification of the Appointment of the Independent Registered Public Accounting Firm.				/ /	/ /	/ /

3.	Amendment of the Restated Certificate of Incorporation				/ /	/ /	/ /	I/we have marked an address change on this card or attachment.				/ /

4.	Stockholder Proposal on Bhopal.				/ /	/ /	/ /	I/we have made comments on this card or attachment.				/ /

S C A N L I N E

Please sign exactly as name or names appear above. If stock is held jointly, each holder should sign. If signing as attorney, trustee, executor, administrator, custodian, guardian or corporate officer, please give full title.

							Date			Share Owner sign here	Co-Owner sign here

Annual Meeting of Stockholders
The Dow Chemical Company

May 10, 2007 - 10 a.m. EDT
Midland Center for the Arts
1801 West St. Andrews, Midland, Michigan

Ticket is not transferable.
Cell phones, cameras and recording devices
are not permitted at the Meeting.

TICKET OF ADMISSION

The Annual Meeting of Stockholders of The Dow Chemical Company will be held on Thursday, May 10, 2007, at 10 a.m. EDT at the Midland Center for the Arts, 1801 West St. Andrews, Midland, Michigan. Items of business are:

•      Election of eleven Directors.

•      Ratification of the Independent Registered Public Accounting Firm.

•      Amendment of the Restated Certificate of Incorporation.

•      Four proposals submitted by stockholders.

The Board of Directors recommends a vote FOR Agenda Items 1, 2 and 3 and AGAINST Agenda Items 4, 5, 6 and 7.

Only stockholders who held shares of record as of the close of business on March 12, 2007, are entitled to receive notice of and to vote at the Meeting or any adjournment thereof.

Your vote is important. Whether or not you plan on attending the Meeting, please vote your shares as soon as possible on the Internet, by telephone or by mailing this form.

PROXY AND VOTING INSTRUCTION FORM

THIS FORM IS SOLICITED ON BEHALF OF THE DOW BOARD OF DIRECTORS

I/We hereby appoint James A. Bell, Geoffery E. Merszei and Ruth G. Shaw, jointly and severally, proxies, with full power of substitution, to vote all shares of common stock of THE DOW CHEMICAL COMPANY that I/we may be entitled to vote at the Annual Meeting of Stockholders to be held at the Midland Center for the Arts, 1801 West St. Andrews, Midland, Michigan, on May 10, 2007, at 10 a.m. EDT and at any adjournment thereof, on the following matters and upon such other business as may properly come before the Meeting.

Such proxies are directed to vote as specified on the reverse side, or if no specification is made, FOR Agenda Items 1, 2 and 3 and AGAINST Agenda Items 4, 5, 6 and 7, and to vote in accordance with their discretion on such other matters as may properly come before the Meeting. To vote in accordance with the Dow Board of Directors' recommendations, just sign and date on the reverse side—no voting boxes need to be checked.

NOTICE TO PARTICIPANTS IN EMPLOYEES' SAVINGS PLANS

This card also constitutes voting instructions for participants in The Dow Chemical Company Employees' Savings Plan, The Dow Chemical Company Employee Stock Ownership Plan, the DH Compounding Savings and Retirement Plan, and/or the Mycogen Corporation Deferred Savings Plan (the "Plans"). Your signature on the reverse side of this form will direct the respective Trustee to vote all shares of common stock credited to your account at the Meeting and at any adjournment thereof. According to its Confidential Voting Policy, Dow has instructed the Trustees and their agents not to disclose to the Dow Board or management how individuals in the Plans have voted. If no instructions are provided, the respective Trustee will vote the respective Plan shares according to the Plan provisions.

If voting by mail, return ballots to:	The Dow Chemical Company P.O. Box 11002 New York, N.Y. 10203-0002

Form must be signed and dated on the reverse side.